UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

February 27, 2023

APX ACQUISITION CORP. I

(Exact Name of Registrant as Specified in its Charter)

Cayman Islands	001-41125	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Juan Salvador Agraz 65 Contadero, Cuajimalpa de Morelos Mexico City, Mexico	05370
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: +52 (55) 4744 1100

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, par value $0.0001, and one-half of one redeemable warrant	APXIU	The NASDAQ Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	APXI	The NASDAQ Stock Market LLC
Warrants, each whole warrant exercisable for one share of Class A ordinary share for $11.50 per share	APXIW	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement

Trust Agreement Amendment

On February 27, 2023 (the “Meeting Date”), the Company held an extraordinary general shareholders meeting (the “Extension Meeting”) in which the Company’s shareholders approved an amendment to the Investment Management Trust Agreement, dated December 6, 2021 (the “Trust Agreement Amendment” or the “Trust Agreement Amendment Proposal”) and the Company’s Amended and Restated Memorandum and Articles of Association (the “Amended Articles of Association” or the “Extension Amendment Proposal”) to change the payment required to extend the date by which the Company must consummate an initial business combination (the “Combination Period”) by two three-month periods. As amended, the required payments are the deposit by the Company into the trust account (the “Trust Account”) established in connection with the Company’s initial public offering (the “IPO”), of the lesser of (a) $750,000 and (b) $0.125 for each Class A ordinary share then outstanding (each, the “Adjusted Extension Payment”) for each three month amendment. On the Meeting Date, the Company and Continental Stock Transfer and Trust Company (“Continental”) entered into the Trust Agreement Amendment.

A copy of the Trust Agreement Amendment is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference. The foregoing description is a summary only and qualified in its entirety by reference to the full text of the Trust Agreement Amendment, a copy of which is attached as Exhibit 10.1 hereto and is incorporated by reference herein.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On the Meeting Date, the Company held the Extension Meeting in which the Company’s shareholders approved the Trust Agreement Amendment Proposal and the Extension Amendment Proposal to change the payment required to extend the Combination Period by two three-month periods. Upon the approval by the Company’s shareholders of the Extension Amendment Proposal, the Amended Articles of Association became effective.

The foregoing description is qualified in its entirety by reference to the Amended Articles of Association, a copy of which is attached as Exhibit 3.1 hereto and is incorporated by reference herein.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On the Meeting Date, the Company held the Extension Meeting to approve (i) the Extension Amendment Proposal, (ii) the Trust Agreement Amendment Proposal and (iii) a proposal to adjourn the Extension Meeting, if necessary, in the event there were insufficient shares of Class A ordinary shares represented to constitute a quorum at the Extension Meeting or approve the Extension Amendment Proposal and the Trust Agreement Amendment Proposal (the “Adjournment Proposal”), each as more fully described in the definitive proxy statement filed by the Company with the Securities and Exchange Commission (the “SEC”) on February 6, 2023.

Holders of 17,134,535 shares of ordinary shares, including 17,250,000 Class A ordinary shares and 4,312,500 Class B ordinary shares, held of record as of January 30, 2023, the record date for the Extension Meeting, were present in person or by proxy, representing approximately 79.46% of the voting power of the shares issued and outstanding as of the record date for the Extension Meeting, and constituting a quorum for the transaction of business.

The voting results for the Extension Amendment Proposal, the Trust Agreement Amendment Proposal and the Adjournment Proposal were as follows:

The Extension Amendment Proposal

For	Against	Abstain
15,044,090	2,090,445	0

The Trust Agreement Amendment Proposal

For	Against	Abstain
15,044,090	2,090,445	0

The Adjournment Proposal

For	Against	Abstain
15,039,715	2,094,820	0

In connection with the vote to approve the Extension Amendment Proposal and the Trust Agreement Amendment Proposal, the holders of 10,693,417 Public Shares properly exercised their right to redeem their shares (and did not withdraw their redemption) for cash at a redemption price of approximately $10.41 per share, for an aggregate redemption amount of approximately $111,346,281.12. Following such redemptions, approximately $68,271,080.69 will remain in Trust Account and 6,556,583 Public Shares will remain issued and outstanding. The remaining amount in the Trust Account will be distributed either to: (i) all of the holders of shares of Class A ordinary shares issued as part of the units sold in the IPO (the “Public Shares”) upon the Company’s liquidation or (ii) holders of Public Shares who elect to have their shares redeemed in connection with the consummation of a Business Combination.

Item 7.01.	Regulation FD Disclosure.

On February 27, 2023, the Company issued a press release, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein, announcing (1) the approval by shareholders of the Extension Amendment Proposal and the Trust Agreement Amendment Proposal; and (2) a notice from its sponsor that the sponsor intends to deposit funds into the Trust Account for extending the Combination Period by one three-month period.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by reference in such a filing. Furthermore, the furnishing of information under Item 7.01 of this Current Report on Form 8-K is not intended to constitute a determination by the Company that the information contained herein, including the exhibits hereto, is material or that the dissemination of such information is required by Regulation FD.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description

3.1	Amendment to Amended and Restated Memorandum and Articles of Association, dated February 27, 2023.

10.1	Amendment No. 1 to Investment Management Trust Agreement, dated December 6, 2021, by and between the Company and Continental Stock Transfer & Trust Company, as trustee.

99.1	Press Release, dated February 27, 2023.

104	Cover Page Interactive Data File, formatted in Inline XBRL (contained in Exhibit 101)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 27, 2023

APX ACQUISITION CORP. I

By:	/s/ Xavier Martinez
Xavier Martinez
Chief Financial Officer